Exhibit 99.1

Snail Games Announces Conditional Decision by Nasdaq to Continue Listing Class A Common Stock

CULVER CITY, Calif., Sept. 1, 2026 (GLOBE NEWSWIRE) -- Snail, Inc. (Nasdaq: SNAL) (“Snail Games” or the “Company”), a leading independent global developer and publisher of interactive digital entertainment, today announced that it has received a written decision from the Nasdaq Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) granting the Company’s request to continue listing its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) on The Nasdaq Capital Market, subject to the Company demonstrating compliance with Nasdaq Listing Rule 5550(b) by obtaining a minimum stockholders’ equity of at least $2,500,000 (the “Equity Rule”) within a prescribed time period and filing timely public disclosure (i) describing the transactions undertaken by the Company to achieve such compliance and demonstrate long long-term compliance with the Equity Rule and (ii) providing an indication of its equity following those transactions.

The Panel’s decision also requires the Company to provide prompt notification of any significant events occurring during the prescribed time period that may affect the Company’s compliance with Nasdaq requirements, including any event that may call into question the Company’s ability to meet the terms of the Panel’s decision. The Panel has reserved the right to reconsider the terms of its decision based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of the Company’s securities on Nasdaq inadvisable or unwarranted. The foregoing summarizes certain terms of the Panel’s decision and does not describe all of the terms and conditions of the decision.

The Company’s Class A Common Stock will continue to be listed and traded on The Nasdaq Capital Market under the symbol “SNAL” during the prescribed time period, subject to the Company’s satisfaction of the conditions set forth in the Panel’s decision. The Company is working to regain compliance with the Equity Rule. Any compliance submission by the Company will be subject to review by the Panel. There can be no assurance that the Company will satisfy the conditions of the Panel’s decision or otherwise regain compliance with the applicable listing requirements, and a failure to do so would result in the delisting of the Company’s securities from Nasdaq.

About Snail, Inc.

Snail, Inc. (Nasdaq: SNAL) is a leading global independent developer and publisher of interactive digital entertainment for consumers around the world, with a premier portfolio of premium games designed for use on a variety of platforms, including consoles, PCs, and mobile devices. For more information, please visit: https://snail.com/.

Forward-Looking Statements

This press release contains statements that constitute forward-looking statements. Many of the forward-looking statements contained in this press release can be identified by the use of forward-looking words such as “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “may,” “predict,” “continue,” “estimate” and “potential,” or the negative of these terms or other similar expressions. These forward-looking statements include information about possible or assumed future results of Snail Games’ business, financial condition, results of operations, liquidity, plans and objectives. Forward-looking statements appear in a number of places in this press release and include, but are not limited to, statements regarding the Company’s satisfaction of the conditions set forth in the Panel’s decision and demonstrating compliance with the Nasdaq Listing Rules, including Nasdaq Listing Rule 5550(b), and filing any related public disclosures; the Company providing notifications to Nasdaq of any significant events occurring in the future and such events’ effect on the Company’s compliance with Nasdaq requirements; the Panel’s potential reconsideration of the terms of its decision; the Company’s Class A Common Stock continuing to be listed and traded on The Nasdaq Capital Market; and the consequences of any failure to regain compliance with applicable listing requirements; and assumptions underlying any of the foregoing. Further information on risks, uncertainties and other factors that could affect Snail Games’ financial results and business is included in its filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its ability to demonstrate compliance with Nasdaq Listing Rule 5550(b) within the prescribed time period and the other risk factors set forth in its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed, or to be filed, with the SEC. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those expressed or implied in the forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on management’s beliefs and assumptions and on information currently available to Snail Games, and Snail Games does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Contact:

John Yi and Steven Shinmachi
Gateway Group, Inc.
949-574-3860
SNAL@gateway-grp.com